UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2025

Yorkville Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42720	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1012 Springfield Avenue
Mountainside, New Jersey 07092

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 985-8300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	YORKU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	YORK	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	YORKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on June 30, 2025, Yorkville Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”), including 2,250,000 Units issued pursuant to the exercise of the underwriters’ over-allotment option. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000.

Also as previously reported, on June 30, 2025, simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of aggregate of 351,825 private placement units (the “Private Units”) to the Yorkville Acquisition Sponsor LLC at a purchase price of $10.00 per Private Unit, generating aggregate gross proceeds to the Company of $3,518,250. The Private Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Company’s Registration Statements on Form S-1 (File No. 333-286569) for the IPO, originally filed with the U.S. Securities and Exchange Commission on April 16, 2025 (as amended, the “Registration Statement”).

A total of $173,362,500 of the proceeds from the IPO and the sale of the Private Units were placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of June 30, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the sale of the Private Units has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Audited Balance Sheet, dated June 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yorkville Acquisition Corp.

Date: July 7, 2025	By:	/s/ Kevin McGurn
Kevin McGurn
Chief Executive Officer

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